                                                   [PIONEER INVESTMENTS(R) LOGO]




PIONEER
INTERNATIONAL EQUITY
FUND*

SEMIANNUAL REPORT 9/30/01








* Formerly Pioneer World Equity Fund. Name change effective July 30, 2001.

TABLE OF CONTENTS

Letter to Shareowners                                  1

Portfolio Summary                                      2

Performance Update                                     3

Portfolio Management Discussion                        6

Schedule of Investments                               10

Financial Statements                                  16

Notes to Financial Statements                         22

Trustees, Officers and Service Providers              28

The Pioneer Family of Mutual Funds                    29

PIONEER INTERNATIONAL EQUITY FUND

LETTER TO SHAREOWNERS

DEAR FELLOW SHAREOWNERS,

Although September 11 is now several weeks behind us, we know that all Americans share our continuing compassion for the victims of the attacks and for all their loved ones. In addition, we at Pioneer wish to extend our full-hearted support and encouragement to the men and women who are fighting terrorism and defending our freedoms around the globe.

While the emotional impact of September's events are still with us and will certainly endure, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during those earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound will be steeper as well, spurred by the strong stimuli of lower interest rates, lower taxes and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

As always, you can check your Pioneer fund accounts and see recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

Sincerely,

/s/ Theresa A. Hamacher

Theresa A. Hamacher
Chief Investment Officer
Pioneer Investment Management, Inc.

PIONEER INTERNATIONAL EQUITY FUND

PORTFOLIO SUMMARY 9/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

International Common Stocks                    88.4%
Short-Term Cash Equivalents                    10.0%
International Preferred Stocks                  1.6%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom            26.6%
Japan                     14.5%
France                    13.7%
Germany                   11.2%
Netherlands                7.6%
Switzerland                6.2%
Italy                      6.0%
Spain                      3.6%
Hong Kong                  3.2%
Australia                  3.2%
Other                      4.2%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Vodafone Group Plc                 2.79%

2.  British American Tobacco Plc       2.27%

3.  Aventis SA                         2.24%

4.  Allianz AG                         2.13%

5.  Total Fina Elf SA                  2.12%

6.  Nestle SA (Registered shares)      2.00%

7.  Royal Bank of Scotland Group       1.98%

8.  Muenchener Rueckversicherungs      1.98%
    Gesellschaft AG

9.  E.On AG                            1.96%

10. ENI S.p.A.                         1.96%

Fund holdings will vary for other periods.

PIONEER INTERNATIONAL EQUITY FUND

PERFORMANCE UPDATE 9/30/01                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     9/30/01         3/31/01
                              $14.44          $16.81

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM      LONG-TERM
(3/31/01-9/30/01)             DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -                 -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)

AVERAGE ANNUAL TOTAL RETURNS
(as of September 30, 2001)

                  NET ASSET     PUBLIC OFFERING
PERIOD              VALUE           PRICE*
Life-of-Class
(10/31/96)           0.81%           -0.41%
1 Year             -35.55           -39.24

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

[CHART]

              PIONEER INTERNATIONAL        MSCI WORLD       MSCI EAFE
                   EQUITY FUND*              INDEX            INDEX
10/96                 $9,425                $10,000          $10,000
 9/97                $11,841                $12,327          $11,334
 9/98                 $9,818                $12,343          $10,387
 9/99                $12,604                $15,982          $13,600
 9/00                $15,207                $17,285          $14,035
 9/01                 $9,801                $12,421          $10,030

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 9/30/01                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     9/30/01         3/31/01
                              $13.82          $16.16

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM      LONG-TERM
(3/31/01-9/30/01)             DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)

AVERAGE ANNUAL TOTAL RETURNS
(as of September 30, 2001)

                   RETURN           RETURN
PERIOD             IF HELD        IF REDEEMED*
Life-of-Class       -0.14%           -0.52%
(10/31/96)
1 Year             -36.06           -38.46

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[CHART]

            PIONEER INTERNATIONAL         MSCI EAFE        MSCI WORLD
                 EQUITY FUND*               INDEX            INDEX
10/96              $10,000                 $10,000          $10,000
 9/97              $12,427                 $11,334          $12,327
 9/98              $10,202                 $10,387          $12,343
 9/99              $12,993                 $13,600          $15,982
 9/00              $15,534                 $14,035          $17,285
 9/01               $9,748                 $10,030          $12,421

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 9/30/01                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     9/30/01         3/31/01
                              $13.78          $16.14

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM      LONG-TERM
(3/31/01-9/30/01)             DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)

AVERAGE ANNUAL TOTAL RETURNS
(as of September 30, 2001)

                  NET ASSET     PUBLIC OFFERING
PERIOD              VALUE         PRICE/CDSC*
Life-of-Class       -0.19%           -0.40%
(10/31/96)
1 Year             -36.18           -36.81

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to shares sold within one year of purchase.

GROWTH OF $10,000

[CHART]

              PIONEER INTERNATIONAL        MSCI EAFE        MSCI WORLD
                   EQUITY FUND*              INDEX            INDEX
10/96                 $9,900                $10,000          $10,000
 9/97                $12,323                $11,334          $12,327
 9/98                $10,101                $10,387          $12,343
 9/99                $12,871                $13,600          $15,982
 9/00                $15,367                $14,035          $17,285
 9/01                 $9,807                $10,030          $12,421

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION 9/30/01

Many significant events occurred during the first half of Pioneer International Equity Fund's fiscal year - making it one of the most noteworthy reporting periods since the portfolio's inception in 1996. From its transition to an international equity fund to the tragic events on September 11, the investment environment looked quite different on September 30 than it did six months earlier. Amidst this change, we maintained our steadfast commitment to Pioneer's fundamental principles of investing. In the following interview, portfolio manager Pavlos M. Alexandrakis explains the impact of these historic events on your Fund's performance and his expectations for the coming months.

Q: HOW DID THE FUND'S COMPOSITION CHANGE DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

A: The most obvious change was the elimination of U.S. stocks, which comprised about 45% of total assets at the beginning of the six months. As we sold U.S.-based companies to reposition the Fund as an international fund, we invested the majority of the proceeds from these sales in Europe. Investments in Japan also were increased by about 3%. On September 30, the Fund held 78% of its total assets in Western Europe and 14% in Japan. Holdings in the Pacific Rim, which are invested in the more mature markets of Australia, Hong Kong, South Korea and Singapore, totaled 8%. The Fund did not have any exposure to Latin America on September 30. This geographic allocation brought the Fund more in line with the MSCI EAFE (Europe, Australasia, Far East) Index, a widely used benchmark of stocks traded in developed international stock markets.

Q:  HOW DID THE FUND PERFORM RELATIVE TO THIS COMPARATIVE INDEX?

A: Without a doubt, the six months ended September 30 was a challenging time. Of the 21 countries comprising the MSCI EAFE Index, all were down, with Australia turning in the most favorable return of -3%. From an industry perspective, only three sectors delivered positive performance - consumer staples, health care and energy.

    For the historically volatile six months ending September 30, 2001, Class A, B and C shares posted total returns of -14.10%, -14.48% and -14.62%, respectively, at net asset value. The MSCI EAFE Index generated a return of -14.90%. While there were many conflicting forces at play, we believe the Fund's slight outperformance relative to its benchmark is due to our decision to severely underweight Japan in the portfolio. The Fund also outperformed approximately two-thirds of its peers. The 782 international funds tracked by Lipper, Inc. returned, on average, -15.75% for the same period. (Lipper is an independent firm that measures mutual fund performance.)

Q:  WHERE DID YOU FIND THE BEST INVESTMENT OPPORTUNITIES?

A: Given the slower global economy and our cautious outlook, we're currently favoring more defensive sectors, such as financials, consumer staples and energy/utilities. This stems from our belief that, in the aftermath of September 11 and its ripple effect on the U.S. economy, the global economy will enter a mild and short-lived recession rather than a deep, prolonged one. In fact, this thinking dictated most of our investment decisions - in Europe and the Pacific Rim - with the notable exception of Japan, where our stock selection has taken on more of an export-oriented bias.

    Financial stocks held up relatively well during the past six months. Investors applauded efforts by the world's central banks, most notably in the United States, to lower interest rates and reinvigorate economic growth. Consumer staples ranked among the better performers on the back of consumers' willingness to spend. Consumer spending on discretionary items (automobiles, media, retail and leisure) had propped up economic growth until September 11th. However, given the more somber economic outlook and consumers' understandable aversion to unnecessary spending in the final weeks of the reporting period, we believe recession-resistant sectors will weather a downturn more successfully. The Fund's investments in GROUPE DANONE (France), which carries such well-known products as Evian water and Dannon yogurt, and BRITISH AMERICAN TOBACCO (United Kingdom) exemplify this strategy.

    We maintained a heavier exposure in energy stocks relative to the benchmark for much of the six months. We trimmed positions toward the end of summer, when stocks appreciated beyond what we perceived as fair value. This proved to be a timely decision. Following the surprise attacks, stock prices of oil companies plummeted out of fears that an all-out Middle East war might curb the flow of petroleum. Stock prices eventually stabilized when the OPEC cartel agreed to ignore lower production quotas, which had taken effect on September 1.

Q:  ANY SECTORS THAT PROVED PARTICULARLY DISAPPOINTING?

A: Our decision to underweight health care, another defensive sector, hurt the Fund's performance. We believe stock prices of many pharmaceuticals are selling at a premium to the value of their underlying assets. However, we are finding opportunities in a handful of drug companies, including AVENTIS (France), an aggressively managed pharmaceutical that has successfully restructured, and CHUGAI PHARMACEUTICAL (Japan), a new holding that produces drugs for cancer and circulatory problems.

Q:  GIVEN THE 18-MONTH CORRECTION IN THE PRICES OF TECHNOLOGY AND
    TELECOMMUNICATIONS STOCKS, ARE YOU FINDING COMPELLING VALUATIONS?

A: We think that the technology sector still has some way to go before valuations become compelling. That being said, since we also believe the most attractive companies in this sector are located in the United States - outside the investment domain of your Fund - we don't anticipate technology holdings will comprise a significant overweighting for the foreseeable future.

    In our opinion, the outlook for telecommunications stocks is more favorable than it was six or eight months ago but still not attractive enough to warrant a wholesale shift back into the sector at this time. Nevertheless, the Fund's telecom holdings fell sharply during the six months, particularly COLT TELECOM GROUP (United Kingdom). The telecom industry is still contracting - absorbing a supply/demand imbalance generated from years of tremendous, occasionally undisciplined, growth. In spite of disappointing earnings and the challenges confronting the industry today, we believe telecommunications companies will continue to be a major force shaping the global economy. The introduction of the next generation of wireless products and services, although delayed, should help restore profitability to the industry. We think two of the Fund's largest holdings, VODAFONE GROUP (United Kingdom) and NTT DOCOMO (Japan), will benefit greatly as the environment improves.

Q:  DO YOU EXPECT JAPAN'S PROSPECTS TO RECOVER ANY TIME SOON?

A: We are not very optimistic about Japan's prospects for the foreseeable future, since its financial system remains in total disarray. The election of Prime Minister Koizumi offered new hope, since his economic plan recommends radical reform initiatives to help restore Japan's fiscal stability. However, he has much to overcome, especially when one considers that the Japanese economy has been mired in recession for many years. In our opinion, investment opportunities are limited, so we've minimized the Fund's exposure by investing in export-oriented businesses whose prospects are tied to a weakening yen. We continue to avoid the distressed financial sector.

Q:  WHAT IS YOUR OUTLOOK?

A: Today, amidst so much uncertainty, we are witnessing a polarization of economic viewpoints. One camp believes that an eventual turnaround lies in the months ahead, as monetary and fiscal policy soften the degree of a recession. Consumer behavior will be crucial to the speed of this recovery. The second camp believes we are on the verge of a prolonged downturn. These investors are defensive, avoiding risk. At this juncture, we put ourselves in the first camp. Our investment decisions underscore a cautious outlook near term. However, at some point, our somewhat defensive posture will take on an opportunistic bent. We'll be looking for stocks that have been unfairly tarnished in the downturn or cyclical stocks that offer tremendous value as the eventual recovery takes hold.

PIONEER INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS 9/30/01 (UNAUDITED)


SHARES                                                                    VALUE
             PREFERRED STOCKS - 1.6 %
             CONSUMER CYCLICALS - 1.6 %
             AUTOMOBILES - 1.0 %
    1,000    Porsche AG Designs *                                   $    253,077
                                                                    ------------
             PUBLISHING (NEWSPAPERS) - 0.6 %
   30,000    News Corp., Ltd.                                       $    161,816
                                                                    ------------
             TOTAL CONSUMER CYCLICALS                               $    414,893
                                                                    ------------
             TOTAL PREFERRED STOCKS
             (Cost $604,536)                                        $    414,893
                                                                    ------------
             COMMON STOCKS - 88.4 %
             BASIC MATERIALS - 7.2 %
             ALUMINUM - 0.9 %
    6,000    Pechiney SA                                            $    226,677
                                                                    ------------
             CHEMICALS (DIVERSIFIED) - 4.1 %
    9,000    Akzo Nobel N.V.                                        $    366,971
    7,001    Aventis SA                                                  525,803
   45,000    WMC Ltd.                                                    175,919
                                                                    ------------
                                                                    $  1,068,693
                                                                    ------------
             IRON & STEEL - 0.7 %
   45,000    Broken Hill Proprietary Co., Ltd.                      $    191,062
                                                                    ------------
             METALS MINING - 1.5 %
   25,000    Rio Tinto Plc                                          $    391,020
                                                                    ------------
             TOTAL BASIC MATERIALS                                  $  1,877,452
                                                                    ------------
             CAPITAL GOODS - 2.4 %
             AEROSPACE/DEFENSE - 0.7 %
   18,000    European Aeronautic Defence                            $    194,178
                                                                    ------------
             ENGINEERING & CONSTRUCTION - 0.7 %
   12,000    Alstom                                                 $    183,308
                                                                    ------------
             OFFICE EQUIPMENT & SUPPLIES - 1.0 %
    9,000    Canon, Inc.                                            $    246,906
                                                                    ------------
             TOTAL CAPITAL GOODS                                    $    624,392
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.


SHARES                                                                    VALUE
             COMMUNICATION SERVICES - 8.3 %
             CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.5 %
   30,000    China Mobile Ltd. *                                    $     95,391
       31    NTT DoCoMo                                                  418,726
  300,000    Vodafone Group Plc                                          653,783
                                                                    ------------
                                                                    $  1,167,900
                                                                    ------------
             TELECOMMUNICATIONS (LONG DISTANCE) - 0.2 %
   45,000    COLT Telecom Group Plc *                               $     49,116
                                                                    ------------
             TELEPHONE - 3.6 %
   26,309    British Telecom Plc                                    $    132,266
   20,000    Deutsche Telekom AG                                         310,247
    6,000    Korea Telecom Corp. (A.D.R.)                                109,740
   35,000    Telefonica SA *                                             386,808
                                                                    ------------
                                                                    $    939,061
                                                                    ------------
             TOTAL COMMUNICATION SERVICES                           $  2,156,077
                                                                    ------------
             CONSUMER CYCLICALS - 8.4 %
             AUTOMOBILES - 2.3 %
    8,000    Honda Motor Co., Ltd.                                  $    259,742
    3,000    Renault SA                                                   87,394
   10,000    Toyota Motor Co. *                                          256,722
                                                                    ------------
                                                                    $    603,858
                                                                    ------------
             HOUSEHOLD FURNUSHING & APPLIANCES - 1.1 %
    8,000    Sony Corp.                                             $    294,643
                                                                    ------------
             LEISURE TIME (PRODUCTS) - 1.3 %
   25,000    Sega Corp.                                             $    334,536
                                                                    ------------
             PUBLISHING - 1.6 %
    9,000    Vivendi Universal                                      $    416,622
                                                                    ------------
             PUBLISHING (NEWSPAPERS) - 1.3 %
   40,000    Reed International Plc                                 $    328,692
                                                                    ------------
             RETAIL (GENERAL MERCHANDISE) - 0.8 %
    5,300    Lawson, Inc.                                           $    208,985
                                                                    ------------
             TOTAL CONSUMER CYCLICALS                               $  2,187,336
                                                                    ------------
             CONSUMER STAPLES - 11.2 %
             BEVERAGES (ALCOHOLIC) - 2.8 %
   30,000    Diageo Plc *                                           $    315,756
   90,000    Foster's Group Ltd.                                         222,237
    6,000    LVMH Moet Hennessy Louis Vuitton                            190,627
                                                                    ------------
                                                                    $    728,620
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.


SHARES                                                                    VALUE
             FOODS - 3.6 %
    3,500    Groupe Danone                                          $    455,631
    2,200    Nestle SA (Registered Shares)                               469,011
                                                                    ------------
                                                                    $    924,642
                                                                    ------------
             RETAIL STORES (FOOD CHAINS) - 2.8 %
   10,000    Koninklijke Ahold NV                                   $    277,657
  120,000    Tesco Plc                                                   452,025
                                                                    ------------
                                                                    $    729,682
                                                                    ------------
             TOBACCO - 2.0 %
   60,000    British American Tobacco Plc                           $    533,610
                                                                    ------------
             TOTAL CONSUMER STAPLES                                 $  2,916,554
                                                                    ------------
             ENERGY - 7.3 %
             OIL & GAS (DRILLING & EQUIPMENT) - 0.9 %
   30,000    Enterprise Oil Plc                                     $    224,910
                                                                    ------------
             OIL & GAS (REFINING & MARKETING) - 1.9 %
    3,700    Total Fina Elf SA                                      $    496,824
                                                                    ------------
             OIL (INTERNATIONAL INTEGRATED) - 4.5 %
   55,000    BP Amoco Plc                                           $    453,164
   37,000    ENI SpA                                                     459,099
   35,000    Shell Transport & Trading Co.                               258,536
                                                                    ------------
                                                                    $  1,170,799
                                                                    ------------
             TOTAL ENERGY                                           $  1,892,533
                                                                    ------------
             FINANCIALS - 24.5 %
             BANKS (MAJOR REGIONAL) - 3.0 %
   35,000    Banco Santander Central Hispano SA                     $    269,236
   40,000    Development Bank of Singapore Ltd.                          218,443
   30,000    Standard Chartered Plc                                      297,455
                                                                    ------------
                                                                    $    785,134
                                                                    ------------
             BANKS (MONEY CENTER) - 9.0 %
    5,000    BNP Paribas SA                                         $    408,747
    8,000    Credit Suisse Group *                                       279,305
   15,000    Hang Seng Bank                                              155,299
   41,500    Lloyds TSB Group Plc                                        395,312
       40    Mitsubishi Tokyo Financial Group, Inc. *                    312,094
   21,131    Royal Bank of Scotland Group                                465,007
   21,000    Royal Bank of Scotland Group (Bonus Shares) *                28,092
   30,000    San Paolo Imi S.p.A.                                        314,617
                                                                    ------------
                                                                    $  2,358,473
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.


SHARES                                                                    VALUE
             FINANCIAL (DIVERSIFIED) - 4.0 %
   15,000    Fortis NV                                              $    366,234
   12,000    ING Groep NV                                                321,499
   40,000    Swire Pacific Ltd.                                          150,523
    2,000    Swiss Re (Registered Shares)                                196,503
                                                                    ------------
                                                                    $  1,034,759
                                                                    ------------
             INSURANCE (LIFE/HEALTH) - 1.2 %
   12,000    Assicurazioni Generali                                 $    322,264
                                                                    ------------
             INSURANCE (MULTI-LINE) - 4.9 %
    2,200    Allianz AG                                             $    498,690
    1,800    Muenchener Rueckversicherungs Gesellschaft AG               464,880
   26,000    Riunione Adriatica di Sicurta S.p.A.                        312,432
                                                                    ------------
                                                                    $  1,276,002
                                                                    ------------
             INVESTMENT BANK/BROKERAGE - 1.0 %
   20,000    Nomura Securites Co., Ltd.                             $    261,253
                                                                    ------------
             REAL ESTATE COMPANIES - 1.4 %
   70,000    Henderson Land Development                             $    229,310
   20,000    Sun Hungkai Property                                        127,444
                                                                    ------------
                                                                    $    356,754
                                                                    ------------
             TOTAL FINANCIALS                                       $  6,394,639
                                                                    ------------
             HEALTH CARE - 6.4 %
             HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.4 %
    8,000    Astrazeneca Plc                                        $    371,851
   26,000    Chugai Pharmaceutical Co. *                                 404,195
   14,000    GlaxoSmithKline Plc                                         394,519
    5,200    Novartis AG                                                 203,399
    6,000    Syngenta AG *                                               302,910
                                                                    ------------
                                                                    $  1,676,874
                                                                    ------------
             TOTAL HEALTH CARE                                      $  1,676,874
                                                                    ------------
             TECHNOLOGY - 9.3 %
             COMMUNICATIONS EQUIPMENT - 1.7 %
   41,000    Ericsson LM (B Shares) *                               $    148,264
   19,000    Nokia Oyj                                                   310,475
                                                                    ------------
                                                                    $    458,739
                                                                    ------------
             COMPUTER (HARDWARE) - 0.6 %
    1,400    Samsung Electronics Co.                                $    150,307
                                                                    ------------

  The accompanying notes are an integral part of these financial statements.


SHARES                                                                    VALUE
             COMPUTERS (SOFTWARE & SERVICES) - 1.7 %
    3,300    Check Point Software Technologies Ltd. *               $     72,666
    3,500    SAP AG *                                                    368,009
                                                                    ------------
                                                                    $    440,675
                                                                    ------------
             ELECTRONICS (COMPONENT DISTRIBUTORS) - 2.6 %
    5,000    Hoya Corp.                                             $    260,078
    7,000    Siemens AG (Registered Shares)                              263,883
   39,000    Toshiba Corp.                                               149,201
                                                                    ------------
                                                                    $    673,162
                                                                    ------------
             ELECTRONICS (SEMICONDUCTORS) - 1.8 %
   13,000    Philips Electronics                                    $    252,076
   10,000    STmicroelectronics                                          214,661
                                                                    ------------
                                                                    $    466,737
                                                                    ------------
             SERVICES (DATA PROCESSING) - 0.9 %
    9,000    Amdocs Ltd. *                                          $    239,850
                                                                    ------------
             TOTAL TECHNOLOGY                                       $  2,429,470
                                                                    ------------
             UTILITIES - 3.4 %
             ELECTRIC COMPANIES - 3.4 %
    9,000    E.On AG                                                $    460,947
   80,000    International Power Plc *                                   246,960
   12,500    Union Electrica Fenosa SA                                   183,663
                                                                    ------------
             TOTAL UTILITIES                                             891,570
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $27,706,411)                                     $ 23,046,897
                                                                    ------------

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENTS - 10.0 %
             REPURCHASE AGREEMENT - 10.0 %
2,600,000    Credit Suisse First Boston, Inc., 3.2%,
             dated 9/26/01, repurchase price of $2,600,000
             plus accrued interest on 10/1/01 collateralized
             by $16,165,000 U.S. Treasury Notes,
             5.625%, 11/30/02                                       $  2,600,000
                                                                    ------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $2,600,000)                                      $  2,600,000
                                                                    ------------
             TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $30,910,947)(a)(b)                               $ 26,061,790
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

*  Non-income producing securities

(a) Distribution of investments by country of issue, as a percentage of total investment in equity securities, is as follows:

      United Kingdom                                                      26.6%
      Japan                                                                14.5
      France                                                               13.7
      Germany                                                              11.2
      Netherlands                                                           7.6
      Switzerland                                                           6.2
      Italy                                                                 6.0
      Spain                                                                 3.6
      Hong Kong                                                             3.2
      Australia                                                             3.2
      Others (individually less than 1%)                                    4.2
                                                                         -------
                                                                           100%
                                                                         =======

(b) At September 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $30,910,947 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an
     excess of value over tax cost                                   $   823,188

   Aggregate gross unrealized loss for all investments in which there is an
     excess of tax cost over value                                   (5,672,345)
                                                                    ------------
Net unrealized loss                                                 $(4,849,157)
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2001 aggregated $17,492,896 and $24,548,545, respectively.

    The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

BALANCE SHEET 9/30/01 (UNAUDITED)


ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $2,600,000) (cost $30,910,947)                            $26,061,790
  Foreign currencies, at value                                                 11,980
  Receivables -
     Investment securities sold                                               396,480
     Fund shares sold                                                         146,624
     Dividends, interest and foreign taxes withheld                            58,284
  Collateral for loaned securities                                            168,000
  Other                                                                        32,842
                                                                          -----------
       Total assets                                                       $26,876,000
                                                                          -----------

LIABILITIES:
  Payables -
     Investment securities purchased                                      $   105,405
     Fund shares repurchased                                                   31,959
     Due to bank                                                               71,731
     Forward foreign currency settlement hedge contracts, open - net              287
     Upon return of loaned securities                                         168,000
  Due to affiliates                                                            36,325
  Accrued expenses                                                             64,875
                                                                          -----------
       Total liabilities                                                  $   478,582
                                                                          -----------

NET ASSETS:
  Paid-in capital                                                         $32,196,694
  Accumulated net investment loss                                             (95,493)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                            (852,518)
  Net unrealized loss on investments                                       (4,849,157)
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                  (2,108)
                                                                          -----------
       Total net assets                                                   $26,397,418
                                                                          ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $15,954,439/1,104,614 shares)                         $     14.44
                                                                          -----------
  Class B (based on $9,027,782/653,005 shares)                            $     13.82
                                                                          -----------
  Class C (based on $1,415,197/102,689 shares)                            $     13.78
                                                                          -----------

MAXIMUM OFFERING PRICE:
  Class A                                                                 $     15.32
                                                                          -----------


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 9/30/01


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $26,273)       $   218,018
   Interest                                                        35,686
                                                              -----------
         Total investment income                                             $   253,704
                                                                             -----------

EXPENSES:
   Management fees                                            $   166,016
   Transfer agent fees
      Class A                                                      56,874
      Class B                                                      36,324
      Class C                                                       7,972
   Distribution fees
      Class A                                                      23,412
      Class B                                                      58,285
      Class C                                                       8,399
   Administrative fees                                             14,640
   Custodian fees                                                  29,829
   Registration fees                                               35,363
   Professional fees                                               25,908
   Printing                                                         9,863
   Fees and expenses of nonaffiliated trustees                      6,059
   Miscellaneous                                                    3,618
                                                              -----------
      Total expenses                                                         $   482,562
      Less management fees waived
         by Pioneer Investment Management, Inc.                                 (131,218)
      Less fees paid indirectly                                                   (2,147)
                                                                             -----------
      Net expenses                                                           $   349,197
                                                                             -----------
         Net investment loss                                                 $   (95,493)
                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                             $  (917,910)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          7,439    $  (910,471)
                                                              -----------    -----------
   Change in net unrealized loss from:
      Investments                                             $(3,341,456)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          1,710    $(3,339,746)
                                                              -----------    -----------
      Net loss on investments and foreign currency
         transactions                                                        $(4,250,217)
                                                                             -----------
      Net decrease in net assets resulting from operations                   $(4,345,710)
                                                                             -----------


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 9/30/01 AND THE YEAR ENDED 3/31/01


                                                            SIX MONTHS
                                                               ENDED
                                                              9/30/01       YEAR ENDED
                                                            (UNAUDITED)       3/31/01
FROM OPERATIONS:
  Net investment loss                                        $   (95,493)  $   (564,684)
  Net realized gain (loss) on investments and foreign
   currency transactions                                        (910,471)     1,358,614
  Change in net unrealized loss on investments and
   foreign currency transactions                              (3,339,746)   (22,336,712)
                                                             -----------   ------------
     Net decrease in net assets resulting from operations    $(4,345,710)  $(21,542,782)
                                                             -----------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain
   Class A ($0.00 and $1.28 per share, respectively)         $         -   $ (1,642,975)
   Class B ($0.00 and $1.28 per share, respectively)                   -     (1,039,220)
   Class C ($0.00 and $1.28 per share, respectively)                   -       (152,050)
                                                             -----------   ------------
     Total distributions to shareowners                      $         -   $ (2,834,245)
                                                             -----------   ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                            $3,637,625   $ 44,474,806
  Reinvestment of distributions                                        -      2,580,214
  Cost of shares repurchased                                  (7,847,159)   (56,991,806)
                                                             -----------   ------------
   Net decrease in net assets resulting from fund
     share transactions                                      $(4,209,534)  $ (9,936,786)
                                                             -----------   ------------
   Net decrease in net assets                                $(8,555,244)  $(34,313,813)
                                                             -----------   ------------
NET ASSETS:
  Beginning of period                                         34,952,662     69,266,475
                                                             -----------   ------------
  End of period (including net investment
   loss of $95,493 and $0, respectively)                     $26,397,418   $ 34,952,662
                                                             ===========   ============


                               9/01 SHARES    9/01 AMOUNT
                               (UNAUDITED)    (UNAUDITED)    3/01 SHARES    3/01 AMOUNT
CLASS A
Shares sold                       149,996     $ 2,581,905      1,765,341   $ 39,061,272
Reinvestment of distributions           -               -         77,006      1,540,885
Less shares repurchased          (276,219)     (4,701,021)    (2,112,431)   (46,949,827)
                                 --------     -----------     ----------   ------------
   Net decrease                  (126,223)    $(2,119,116)      (270,084)  $ (6,347,670)
                                 ========     ===========     ==========   ============
CLASS B
Shares sold                        45,204     $   726,459        194,937   $  4,461,978
Reinvestment of distributions           -               -         47,466        916,112
Less shares repurchased          (155,907)     (2,529,153)      (395,997)    (8,720,907)
                                 --------     -----------     ----------   ------------
   Net decrease                  (110,703)    $(1,802,694)      (153,594)  $ (3,342,817)
                                 ========     ===========     ==========   ============
CLASS C
Shares sold                        21,249     $   329,261         45,746   $    951,556
Reinvestment of distributions           -               -          6,394        123,217
Less shares repurchased           (37,619)       (616,985)       (63,895)    (1,321,072)
                                 --------     -----------     ----------   ------------
   Net decrease                   (16,370)    $  (287,724)       (11,755)  $   (246,299)
                                 ========     ===========     ==========   ============


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS
                                                                   ENDED
                                                                  9/30/01   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED 10/31/96 TO
                                                                (UNAUDITED)   3/31/01    3/31/00    3/31/99    3/31/98    3/31/97
CLASS A
Net asset value, beginning of period                            $ 16.81       $ 27.50    $ 18.55    $ 20.03    $ 16.67   $ 15.00
                                                                -------       -------    -------    -------    -------   -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $ (0.02)      $ (0.16)   $ (0.06)   $  0.01    $ (0.01)  $  0.01
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             (2.35)        (9.25)      9.09      (1.48)      3.54      1.69
                                                                -------       -------    -------    -------    -------   -------
      Net increase (decrease) from investment operations        $ (2.37)      $ (9.41)   $  9.03    $ (1.47)   $  3.53   $  1.70
Distributions to shareowners:
  Net investment income                                               -             -      (0.08)         -          -         -
  Net realized gain                                                   -         (1.28)         -      (0.01)     (0.17)    (0.03)
                                                                -------       -------    -------    -------    -------   -------
Net increase (decrease) in net asset value                      $ (2.37)      $(10.69)   $  8.95    $ (1.48)   $  3.36   $  1.67
                                                                -------       -------    -------    -------    -------   -------
Net asset value, end of period                                  $ 14.44       $ 16.81    $ 27.50    $ 18.55    $ 20.03   $ 16.67
                                                                =======       =======    =======    =======    =======   =======
Total return*                                                    (14.10)%      (34.95)%    48.70%     (7.32)%    21.36%    11.32%
Ratio of net expenses to average net assets+                       1.77%**       1.77%      1.76%      1.76%      1.79%     1.80%**
Ratio of net investment income (loss) to average net assets+      (0.24)%**     (0.75)%    (0.23)%     0.00%     (0.07)%    0.08%**
Portfolio turnover rate                                             112%**         50%        59%        72%        39%       18%**
Net assets, end of period (in thousands)                        $15,954       $20,689    $41,276    $24,304    $32,088   $17,723
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                     2.57%**       2.12%      2.10%      2.15%      2.59%     3.70%**
  Net investment loss                                             (1.04)%**     (1.10)%    (0.57)%    (0.39)%    (0.87)%   (1.82)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     1.75%**       1.75%      1.75%      1.75%      1.75%     1.75%**
  Net investment income (loss)                                    (0.22)%**     (0.73)%    (0.22)%     0.01%     (0.03)%    0.13%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                SIX MONTHS
                                                                   ENDED
                                                                  9/30/01   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED 10/31/96 TO
                                                                (UNAUDITED)   3/31/01    3/31/00    3/31/99    3/31/98    3/31/97
CLASS B
Net asset value, beginning of period                            $ 16.16       $ 26.71    $ 18.11    $ 19.75    $ 16.59   $ 15.00
                                                                -------       -------    -------    -------    -------   -------
Increase (decrease) from investment operations:
  Net investment loss                                           $ (0.09)      $ (0.42)   $ (0.15)   $ (0.11)   $ (0.14)  $ (0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             (2.25)        (8.85)      8.75      (1.52)      3.47      1.62
                                                                -------       -------    -------    -------    -------   -------
      Net increase (decrease) from investment operations        $ (2.34)      $ (9.27)   $  8.60    $ (1.63)   $  3.33   $  1.59
Distributions to shareowners:
  Net realized gain                                                   -         (1.28)         -      (0.01)     (0.17)        -
                                                                -------       -------    -------    -------    -------   -------
Net increase (decrease) in net asset value                      $ (2.34)      $(10.55)   $  8.60    $ (1.64)   $  3.16   $  1.59
                                                                -------       -------    -------    -------    -------   -------
Net asset value, end of period                                  $ 13.82       $ 16.16    $ 26.71    $ 18.11    $ 19.75   $ 16.59
                                                                =======       =======    =======    =======    =======   =======
Total return*                                                    (14.48)%      (35.48)%    47.49%     (8.23)%    20.25%    10.60%
Ratio of net expenses to average net assets+                       2.60%**       2.55%      2.57%      2.42%      2.68%     2.85%**
Ratio of net investment loss to average net assets+               (1.07)%**     (1.54)%    (1.08)%    (0.69)%    (0.97)%   (0.99)%**
Portfolio turnover rate                                             112%**         50%        59%        72%        39%       18%**
Net assets, end of period (in thousands)                        $ 9,028       $12,342    $24,499    $12,012    $11,112   $ 5,306
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                     3.38%**       2.90%      2.91%      2.97%      3.48%     4.51%**
  Net investment loss                                             (1.85)%**     (1.89)%    (1.42)%    (1.24)%    (1.77)%   (2.65)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     2.60%**       2.53%      2.56%      2.41%      2.64%     2.77%**
  Net investment loss                                             (1.07)%**     (1.52)%    (1.07)%    (0.68)%    (0.93)%   (0.91)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                SIX MONTHS
                                                                   ENDED
                                                                  9/30/01   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED 10/31/96 TO
                                                                (UNAUDITED)   3/31/01    3/31/00    3/31/99    3/31/98    3/31/97
CLASS C
Net asset value, beginning of period                            $ 16.14       $ 26.69    $ 18.13    $ 19.77    $ 16.62   $ 15.00
                                                                -------       -------    -------    -------    -------   -------
Increase (decrease) from investment operations:
  Net investment loss                                           $ (0.11)      $ (0.39)   $ (0.22)   $ (0.04)   $ (0.11)  $ (0.07)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             (2.25)        (8.88)      8.78      (1.59)      3.43      1.69
                                                                -------       -------    -------    -------    -------   -------
      Net increase (decrease) from investment operations        $ (2.36)      $ (9.27)   $  8.56    $ (1.63)   $  3.32   $  1.62
Distributions to shareowners:
Net realized gain                                                     -         (1.28)         -      (0.01)     (0.17)        -
                                                                -------       -------    -------    -------    -------   -------
Net increase (decrease) in net asset value                      $ (2.36)      $(10.55)   $  8.56    $ (1.64)   $  3.15   $  1.62
                                                                -------       -------    -------    -------    -------   -------
Net asset value, end of period                                  $ 13.78       $ 16.14    $ 26.69    $ 18.13    $ 19.77   $ 16.62
                                                                =======       =======    =======    =======    =======   =======
Total return*                                                    (14.62)%      (35.50)%    47.21%     (8.22)%    20.16%    10.80%
Ratio of net expenses to average net assets +                      2.93%**       2.62%      2.79%      2.37%      2.73%     3.74%**
Ratio of net investment loss to average net assets +              (1.40)%**     (1.61)%    (1.29)%    (0.65)%    (1.11)%   (1.77)%**
Portfolio turnover rate                                             112%**         50%        59%        72%        39%       18%**
Net assets, end of period (in thousands)                        $ 1,415       $ 1,921    $ 3,491    $ 1,865    $ 1,264      $365
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                     3.71%**       2.97%      3.13%      2.89%      3.53%     4.91%**
  Net investment loss                                             (2.18)%**     (1.96)%    (1.63)%    (1.17)%    (1.91)%   (2.94)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     2.88%**       2.60%      2.77%      2.35%      2.67%     3.69%**
  Net investment loss                                             (1.35)%**     (1.59)%    (1.27)%    (0.63)%    (1.05)%   (1.72)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS 9/30/01 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer International Equity Fund (the Fund), formerly Pioneer World Equity Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION
     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries such as India and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   SECURITY LENDING
     The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. As of September 30, 2001, the Fund loaned securities having a fair value of $159,953 and received collateral of $168,000.

C.   FOREIGN CURRENCY TRANSLATION
     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   FORWARD FOREIGN CURRENCY CONTRACTS
     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


     As of September 30, 2001, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $33,732 and $34,019, respectively, resulting in a net payable of $287 as of September 30, 2001.

E.   FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the six months ended September 30, 2001, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of September 30, 2001, the Fund had no reserve for capital gains taxes. The estimated reserve for repatriation of foreign currencies is based on the principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of September 30, 2001, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F.   FUND SHARES
     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $3,759 in underwriting commissions on the sale of Fund shares during the six months ended September 30, 2001.

G.   CLASS ALLOCATIONS
     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

H.   REPURCHASE AGREEMENTS
     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment

     Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT
PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2001, $1,226 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $14,912 in transfer agent fees payable to PIMSS at September 30, 2001.

4.   DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $20,187 in distribution fees payable to PFD at September 30, 2001.


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended September 30, 2001, CDSCs in the amount of $19,800 were paid to PFD.

5.   EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended September 30, 2001, the Fund's expenses were reduced by $2,147 under such arrangements.

6.   LINE OF CREDIT FACILITY
The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended September 30, 2001, the Fund had no borrowings under this agreement.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Mid-Cap Growth Fund+
Pioneer Mid-Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
   (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund**
   (formerly Pioneer World Equity Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**   Name change effective
     July 30, 2001.
++   Name change effective September 6, 2001.
+    Name change effective September 21, 2001.
Note Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
     September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO]
PIONEER INVESTMENT MANAGEMENT, INC.                                10841-00-1001
60 STATE STREET                               (C)PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                            [LOGO] PRINTED ON RECYCLED PAPER